                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):      December 16, 1996


                           St. Paul Bancorp, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



Delaware                           01-15580                       36-3504665
--------------------------------------------------------------------------------
(State or other                   (Commission                     (IRS Employer
jurisdiction of                   File Number)                    Identification
incorporation)                                                    No.)



6700 West North Avenue
Chicago, Illinois                                                   60707
--------------------------------------------------------------------------------
(Address of principal executive office)                           (Zip Code)



      Registrant's telephone number, including area code: (773) 622-5000
                                                          --------------

                                Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)




                                                               Page 1 of 3 Pages

Item 5. Other Events

        On December 16, 1996 St. Paul Bancorp, Inc. (the "Company") announced that it has declared a five-for-four stock split on its outstanding shares of common stock, par value $0.01 per share, in the form of a 25% stock dividend, payable on January 14, 1997 to shareholders of record as of December 31, 1996.

        In conjunction with the stock split, the Company has also announced its intention, subject to final determination of its financial results for the fourth quarter of 1996, to maintain its quarterly cash dividend rate at $0.12 per share.

        A copy of the press release dated December 16, 1996 is attached as an exhibit.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ST. PAUL BANCORP, INC.
                                                   ----------------------------
                                                   (Registrant)


                                                   /s/ Patrick J. Agnew
                                                   ----------------------------
                                                   Patrick J. Agnew
                                                   President




Attest:



/s/ Clifford M. Sladnick
--------------------------------------
Clifford M. Sladnick
Senior Vice President, General Counsel
and Corporate Secretary



Date: December 16, 1996





                                      3